                      Metropolitan Life Insurance Company

                                POWER OF ATTORNEY

                               Steven A. Kandarian
     Chairman of the Board, President, Chief Executive Officer and Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Steven A. Kandarian, Chairman of the Board, President, Chief Executive Officer and a director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Nicholas D. Latrenta, Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     - Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226,
          and MetLife UL II File No. 033-32813),

     - Metropolitan Life Separate Account E (Preference Plus Account (APPA and BPPA), Enhanced Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder VA File 333-69320, MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File No. 333-122897, Preference Premier File No. 333-153109, Zenith Accumulator File No. 333-160722, MetLife Growth and Guaranteed Income File No. 333-162586, and Preference Premier File No. 333- 176654),

     -    New England Variable Annuity Fund I (File No. 333-11137),

     - New England Life Retirement Investment Account (Preference File No. 333-11133),

     - Separate Account No. 13 S (LCL2 Flexible Premium Variable Life File No. 333-110185),

     -    Security Equity Separate Account 26 (Variable Annuity File No.
          333-110183),

     -    Security Equity Separate Account 27 (Variable Annuity File No.
          333-110184),

     - Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     - Paragon Separate Account B (DWS D, Met Flex GVUL D and Multi Manager D, and Multi Manager II File No. 333-133675, DWS C, Met Flex GVUL C and

          Multi Manager C, Morgan Stanley product, Putnam product, MFS product, and Multi Manager III File No. 333-133671),

     - Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     - Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672), and

     - Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Deferred Variable Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Deferred Variable Annuity (B) File No. 333-161094 and Flexible Premium Variable Annuity (B) File No. 333-161093),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

     IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2012.

                                         /s/ Steven A. Kandarian
                                         -------------------------------------
                                         Steven A. Kandarian

                       Metropolitan Life Insurance Company

                                POWER OF ATTORNEY

                             Sylvia Mathews Burwell
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Sylvia Mathews Burwell, a director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Nicholas D. Latrenta, Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     - Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226,
          MetLife UL II File No. 033-32813 and Variable Life File No. 333-_________),

     - Metropolitan Life Separate Account E (Preference Plus Account (APPA and BPPA), Enhanced Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder VA File 333-69320, MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File No. 333-122897, Preference Premier File No. 333-153109, Zenith Accumulator File No. 333-160722, MetLife Growth and Guaranteed Income File No. 333-162586, Preference Premier File No. 333-176654, and Variable Annuity File No. 333-_________),

     -    New England Variable Annuity Fund I (File No. 333-11137),

     - New England Life Retirement Investment Account (Preference File No. 333-11133),

     - Separate Account No. 13 S (LCL2 Flexible Premium Variable Life File No. 333-110185),

     -    Security Equity Separate Account 26 (Variable Annuity File No.
          333-110183),

     -    Security Equity Separate Account 27 (Variable Annuity File No.
          333-110184),

     - Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     - Paragon Separate Account B (DWS D, Met Flex GVUL D and Multi Manager D, and Multi Manager II File No. 333-133675, DWS C, Met Flex GVUL C and Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III File No. 333-133671 and Variable Life File No. 333-______),

     - Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     - Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672), and

     - Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Deferred Variable Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Deferred Variable Annuity (B) File No. 333-161094 and Flexible Premium Variable Annuity (B) File No. 333-161093),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September, 2011.

                                         /s/ Sylvia Mathews Burwell
                                         ---------------------------------------
                                         Sylvia Mathews Burwell

                       Metropolitan Life Insurance Company

                                POWER OF ATTORNEY

                              Eduardo Castro-Wright
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Eduardo Castro-Wright, a director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Nicholas D. Latrenta, Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     - Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226,
          MetLife UL II File No. 033-32813 and Variable Life File No. 333-_________),

     - Metropolitan Life Separate Account E (Preference Plus Account (APPA and BPPA), Enhanced Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder VA File 333-69320, MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File No. 333-122897, Preference Premier File No. 333-153109, Zenith Accumulator File No. 333-160722, MetLife Growth and Guaranteed Income File No. 333-162586, Preference Premier File No. 333-176654, and Variable Annuity File No. 333-_________),

     -    New England Variable Annuity Fund I (File No. 333-11137),

     - New England Life Retirement Investment Account (Preference File No. 333-11133),

     - Separate Account No. 13 S (LCL2 Flexible Premium Variable Life File No. 333-110185),

     -    Security Equity Separate Account 26 (Variable Annuity File
          No. 333-110183),

     -    Security Equity Separate Account 27 (Variable Annuity
          File No. 333-110184),

     -    Paragon Separate   Account A (Group American Plus File No. 333-133699
          and AFIS File No. 333-133674),

     - Paragon Separate Account B (DWS D, Met Flex GVUL D and Multi Manager D, and Multi Manager II File No. 333-133675, DWS C, Met Flex GVUL C and

          Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III File No. 333-133671 and Variable Life File No. 333-______),

     - Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     - Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672), and - Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Deferred Variable Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Deferred Variable Annuity (B) File No. 333-161094 and Flexible Premium Variable Annuity
          (B) File No. 333-161093),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

     IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of September, 2011.


                                         /s/ Eduardo Castro-Wright
                                         ------------------------------------
                                         Eduardo Castro-Wright

                       Metropolitan Life Insurance Company

                                POWER OF ATTORNEY

                                 Cheryl W. Grise
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Cheryl W. Grise, a director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Nicholas D. Latrenta, Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     - Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226,
          MetLife UL II File No. 033-32813 and Variable Life File No. 333-_________),

     - Metropolitan Life Separate Account E (Preference Plus Account (APPA and BPPA), Enhanced Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder VA File 333-69320, MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File No. 333-122897, Preference Premier File No. 333-153109, Zenith Accumulator File No. 333-160722, MetLife Growth and Guaranteed Income File No. 333-162586, Preference Premier File No. 333-176654, and Variable Annuity File No. 333-_________),

     -    New England Variable Annuity Fund I (File No. 333-11137),

     - New England Life Retirement Investment Account (Preference File No. 333-11133),

     - Separate Account No. 13 S (LCL2 Flexible Premium Variable Life File No. 333-110185),

     -    Security Equity Separate Account 26 (Variable Annuity File No.
          333-110183),

     -    Security Equity Separate Account 27 (Variable Annuity File No.
          333-110184),

     - Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     - Paragon Separate Account B (DWS D, Met Flex GVUL D and Multi Manager D, and Multi Manager II File No. 333-133675, DWS C, Met Flex GVUL C and

          Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III File No. 333-133671 and Variable Life File No. 333-______),

     - Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     - Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672), and

     - Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Deferred Variable Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Deferred Variable Annuity (B) File No. 333-161094 and Flexible Premium Variable Annuity (B) File No. 333-161093),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September, 2011.

                                         /s/ Cheryl W. Grise
                                         -------------------------------------
                                         Cheryl W. Grise

                       Metropolitan Life Insurance Company

                                POWER OF ATTORNEY

                                R. Glenn Hubbard
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, R. Glenn Hubbard, a director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Nicholas D. Latrenta, Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     - Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226,
          MetLife UL II File No. 033-32813 and Variable Life File No. 333-_________),

     - Metropolitan Life Separate Account E (Preference Plus Account (APPA and BPPA), Enhanced Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder VA File 333-69320, MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File No. 333-122897, Preference Premier File No. 333-153109, Zenith Accumulator File No. 333-160722, MetLife Growth and Guaranteed Income File No. 333-162586, Preference Premier File No. 333-176654, and Variable Annuity File No. 333-_________),

     -    New England Variable Annuity Fund I (File No. 333-11137),

     - New England Life Retirement Investment Account (Preference File No. 333-11133),

     - Separate Account No. 13 S (LCL2 Flexible Premium Variable Life File No. 333-110185),

     -    Security Equity Separate Account 26 (Variable Annuity File No.
          333-110183),

     -    Security Equity Separate Account 27 (Variable Annuity File No.
          333-110184),

     - Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     - Paragon Separate Account B (DWS D, Met Flex GVUL D and Multi Manager D, and Multi Manager II File No. 333-133675, DWS C, Met Flex GVUL C and

          Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III File No. 333-133671 and Variable Life File No. 333-______),

     - Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     - Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672), and

     - Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Deferred Variable Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Deferred Variable Annuity (B) File No. 333-161094 and Flexible Premium Variable Annuity (B) File No. 333-161093),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September, 2011.

                                         /s/ R. Glenn Hubbard
                                         -------------------------------------
                                         R. Glenn Hubbard

                       Metropolitan Life Insurance Company

                                POWER OF ATTORNEY

                                  John M. Keane
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, John M. Keane, a director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Nicholas D. Latrenta, Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     - Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226,
          MetLife UL II File No. 033-32813 and Variable Life File No. 333-_________),

     - Metropolitan Life Separate Account E (Preference Plus Account (APPA and BPPA), Enhanced Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder VA File 333-69320, MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File No. 333-122897, Preference Premier File No. 333-153109, Zenith Accumulator File No. 333-160722, MetLife Growth and Guaranteed Income File No. 333-162586, Preference Premier File No. 333- 176654, and Variable Annuity File No. 333-_________),

     -    New England Variable Annuity Fund I (File No. 333-11137),

     - New England Life Retirement Investment Account (Preference File No. 333-11133),

     - Separate Account No. 13 S (LCL2 Flexible Premium Variable Life File No. 333-110185),

     -    Security Equity Separate Account 26 (Variable Annuity File No.
          333-110183),

     -    Security Equity Separate Account 27 (Variable Annuity File No.
          333-110184),

     - Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     - Paragon Separate Account B (DWS D, Met Flex GVUL D and Multi Manager D, and Multi Manager II File No. 333-133675, DWS C, Met Flex GVUL C and

          Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III File No. 333-133671 and Variable Life File No. 333-______),

     - Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     - Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672), and

     - Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Deferred Variable Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Deferred Variable Annuity (B) File No. 333-161094 and Flexible Premium Variable Annuity (B) File No. 333-161093),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September, 2011.

                                         /s/ John M. Keane
                                         -------------------------------------
                                         John M. Keane

                       Metropolitan Life Insurance Company

                                POWER OF ATTORNEY

                              Alfred F. Kelly, Jr.
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Alfred F. Kelly, Jr., a director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Nicholas D. Latrenta, Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     - Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226,
          MetLife UL II File No. 033-32813 and Variable Life File No. 333-_________),

     - Metropolitan Life Separate Account E (Preference Plus Account (APPA and BPPA), Enhanced Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder VA File 333-69320, MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File No. 333-122897, Preference Premier File No. 333-153109, Zenith Accumulator File No. 333-160722, MetLife Growth and Guaranteed Income File No. 333-162586, Preference Premier File No. 333- 176654, and Variable Annuity File No. 333-_________),

     -    New England Variable Annuity Fund I (File No. 333-11137),

     - New England Life Retirement Investment Account (Preference File No. 333-11133),

     - Separate Account No. 13 S (LCL2 Flexible Premium Variable Life File No. 333-110185),

     -    Security Equity Separate Account 26 (Variable Annuity File No.
          333-110183),

     -    Security Equity Separate Account 27 (Variable Annuity File No.
          333-110184),

     - Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     - Paragon Separate Account B (DWS D, Met Flex GVUL D and Multi Manager D, and Multi Manager II File No. 333-133675, DWS C, Met Flex GVUL C and

          Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III File No. 333-133671 and Variable Life File No. 333-______),

     - Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     - Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672), and

     - Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Deferred Variable Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Deferred Variable Annuity (B) File No. 333-161094 and Flexible Premium Variable Annuity (B) File No. 333-161093),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September, 2011.

                                         /s/ Alfred F. Kelly, Jr.
                                         -------------------------------------
                                         Alfred F. Kelly, Jr.

                       Metropolitan Life Insurance Company

                                POWER OF ATTORNEY

                                 James M. Kilts
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, James M. Kilts, a director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Nicholas D. Latrenta, Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     - Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226,
          MetLife UL II File No. 033-32813 and Variable Life File No. 333-_________),

     - Metropolitan Life Separate Account E (Preference Plus Account (APPA and BPPA), Enhanced Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder VA File 333-69320, MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File No. 333-122897, Preference Premier File No. 333-153109, Zenith Accumulator File No. 333-160722, MetLife Growth and Guaranteed Income File No. 333-162586, Preference Premier File No. 333- 176654, and Variable Annuity File No. 333-_________),

     -    New England Variable Annuity Fund I (File No. 333-11137),

     - New England Life Retirement Investment Account (Preference File No. 333-11133),

     - Separate Account No. 13 S (LCL2 Flexible Premium Variable Life File No. 333-110185),

     -    Security Equity Separate Account 26 (Variable Annuity File No.
          333-110183),

     -    Security Equity Separate Account 27 (Variable Annuity File No.
          333-110184),

     - Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     - Paragon Separate Account B (DWS D, Met Flex GVUL D and Multi Manager D, and Multi Manager II File No. 333-133675, DWS C, Met Flex GVUL C and

          Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III File No. 333-133671 and Variable Life File No. 333-______),

     - Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     - Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672), and

     - Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Deferred Variable Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Deferred Variable Annuity (B) File No. 333-161094 and Flexible Premium Variable Annuity (B) File No. 333-161093),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September, 2011.

                                         /s/ James M. Kilts
                                         ---------------------------------------
                                         James M. Kilts

                       Metropolitan Life Insurance Company

                                POWER OF ATTORNEY

                               Catherine R. Kinney
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Catherine R. Kinney, a director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Nicholas D. Latrenta, Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     - Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226,
          MetLife UL II File No. 033-32813 and Variable Life File No. 333-_________),

     - Metropolitan Life Separate Account E (Preference Plus Account (APPA and BPPA), Enhanced Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder VA File 333-69320, MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File No. 333-122897, Preference Premier File No. 333-153109, Zenith Accumulator File No. 333-160722, MetLife Growth and Guaranteed Income File No. 333-162586, Preference Premier File No. 333- 176654, and Variable Annuity File No. 333-_________),

     -    New England Variable Annuity Fund I (File No. 333-11137),

     - New England Life Retirement Investment Account (Preference File No. 333-11133),

     - Separate Account No. 13 S (LCL2 Flexible Premium Variable Life File No. 333-110185),

     -    Security Equity Separate Account 26 (Variable Annuity File No.
          333-110183),

     -    Security Equity Separate Account 27 (Variable Annuity File No.
          333-110184),

     - Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     - Paragon Separate Account B (DWS D, Met Flex GVUL D and Multi Manager D, and Multi Manager II File No. 333-133675, DWS C, Met Flex GVUL C and

          Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III File No. 333-133671 and Variable Life File No. 333-______),

     - Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     - Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672), and

     - Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Deferred Variable Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Deferred Variable Annuity (B) File No. 333-161094 and Flexible Premium Variable Annuity (B) File No. 333-161093),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September, 2011.

                                         /s/ Catherine R. Kinney
                                         -------------------------------------
                                         Catherine R. Kinney

                       Metropolitan Life Insurance Company

                                POWER OF ATTORNEY

                                  Hugh B. Price
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Hugh B. Price, a director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Nicholas D. Latrenta, Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     - Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226,
          MetLife UL II File No. 033-32813 and Variable Life File No. 333-_________),

     - Metropolitan Life Separate Account E (Preference Plus Account (APPA and BPPA), Enhanced Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder VA File 333-69320, MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File No. 333-122897, Preference Premier File No. 333-153109, Zenith Accumulator File No. 333-160722, MetLife Growth and Guaranteed Income File No. 333-162586, Preference Premier File No. 333- 176654, and Variable Annuity File No. 333-_________),

     -    New England Variable Annuity Fund I (File No. 333-11137),

     - New England Life Retirement Investment Account (Preference File No. 333-11133),

     - Separate Account No. 13 S (LCL2 Flexible Premium Variable Life File No. 333-110185),

     -    Security Equity Separate Account 26 (Variable Annuity File No.
          333-110183),

     -    Security Equity Separate Account 27 (Variable Annuity File No.
          333-110184),

     - Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

      - Paragon Separate Account B (DWS D, Met Flex GVUL D and Multi Manager D, and Multi Manager II File No. 333-133675, DWS C, Met Flex GVUL C and

          Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III File No. 333-133671 and Variable Life File No. 333-______),

     - Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     - Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672), and

     - Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Deferred Variable Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Deferred Variable Annuity (B) File No. 333-161094 and Flexible Premium Variable Annuity (B) File No. 333-161093),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September, 2011.

                                         /s/ Hugh B. Price
                                         -------------------------------------
                                         Hugh B. Price

                       Metropolitan Life Insurance Company

                                POWER OF ATTORNEY

                              Kenton J. Sicchitano
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Kenton J. Sicchitano, a director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Nicholas D. Latrenta, Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     - Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226,
          MetLife UL II File No. 033-32813 and Variable Life File No. 333-_________),

     - Metropolitan Life Separate Account E (Preference Plus Account (APPA and BPPA), Enhanced Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder VA File 333-69320, MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File No. 333-122897, Preference Premier File No. 333-153109, Zenith Accumulator File No. 333-160722, MetLife Growth and Guaranteed Income File No. 333-162586, Preference Premier File No. 333- 176654, and Variable Annuity File No. 333-_________),

     -    New England Variable Annuity Fund I (File No. 333-11137),

     - New England Life Retirement Investment Account (Preference File No. 333-11133),

     - Separate Account No. 13 S (LCL2 Flexible Premium Variable Life File No. 333-110185),

     -    Security Equity Separate Account 26 (Variable Annuity File No.
          333-110183),

     -    Security Equity Separate Account 27 (Variable Annuity File No.
          333-110184),

     - Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     - Paragon Separate Account B (DWS D, Met Flex GVUL D and Multi Manager D, and Multi Manager II File No. 333-133675, DWS C, Met Flex GVUL C and

          Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III File No. 333-133671 and Variable Life File No. 333-______),

     - Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     - Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672), and

     - Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Deferred Variable Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Deferred Variable Annuity (B) File No. 333-161094 and Flexible Premium Variable Annuity (B) File No. 333-161093),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September, 2011.

                                         /s/ Kenton J. Sicchitano
                                         -------------------------------------
                                         Kenton J. Sicchitano

                       Metropolitan Life Insurance Company

                                POWER OF ATTORNEY

                                  Lulu C. Wang
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Lulu C. Wang, a director of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Nicholas D. Latrenta, Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     - Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226,
          MetLife UL II File No. 033-32813 and Variable Life File No. 333-_________),

     - Metropolitan Life Separate Account E (Preference Plus Account (APPA and BPPA), Enhanced Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder VA File 333-69320, MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File No. 333-122897, Preference Premier File No. 333-153109, Zenith Accumulator File No. 333-160722, MetLife Growth and Guaranteed Income File No. 333-162586, Preference Premier File No. 333- 176654, and Variable Annuity File No. 333-_________),

     -    New England Variable Annuity Fund I (File No. 333-11137),

     - New England Life Retirement Investment Account (Preference File No. 333-11133),

     - Separate Account No. 13 S (LCL2 Flexible Premium Variable Life File No. 333-110185),

     -    Security Equity Separate Account 26 (Variable Annuity File No.
          333-110183),

     -    Security Equity Separate Account 27 (Variable Annuity File No.
          333-110184),

     - Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     - Paragon Separate Account B (DWS D, Met Flex GVUL D and Multi Manager D, and Multi Manager II File No. 333-133675, DWS C, Met Flex GVUL C and

          Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III File No. 333-133671 and Variable Life File No. 333-______),

     - Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     - Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672), and

     - Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Deferred Variable Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Deferred Variable Annuity (B) File No. 333-161094 and Flexible Premium Variable Annuity (B) File No. 333-161093),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September, 2011.

                                         /s/ Lulu C. Wang
                                         -------------------------------------
                                         Lulu C. Wang

                       Metropolitan Life Insurance Company

                                POWER OF ATTORNEY

                                Peter M. Carlson
              Executive Vice President and Chief Accounting Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, Executive Vice President and Chief Accounting Officer of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Nicholas D. Latrenta, Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     - Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226,
          MetLife UL II File No. 033-32813 and Variable Life File No. 333-_________),

     - Metropolitan Life Separate Account E (Preference Plus Account (APPA and BPPA), Enhanced Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder VA File 333-69320, MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File No. 333-122897, Preference Premier File No. 333-153109, Zenith Accumulator File No. 333-160722, MetLife Growth and Guaranteed Income File No. 333-162586, Preference Premier File No. 333- 176654, and Variable Annuity File No. 333-_________),

     -    New England Variable Annuity Fund I (File No. 333-11137),

     - New England Life Retirement Investment Account (Preference File No. 333-11133),

     - Separate Account No. 13 S (LCL2 Flexible Premium Variable Life File No. 333-110185),

     -    Security Equity Separate Account 26 (Variable Annuity File No.
          333-110183),

     -    Security Equity Separate Account 27 (Variable Annuity File No.
          333-110184),

     - Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     - Paragon Separate Account B (DWS D, Met Flex GVUL D and Multi Manager D, and Multi Manager II File No. 333-133675, DWS C, Met Flex GVUL C and

          Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III File No. 333-133671 and Variable Life File No. 333-______),

     - Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     - Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672), and

     - Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Deferred Variable Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Deferred Variable Annuity (B) File No. 333-161094 and Flexible Premium Variable Annuity (B) File No. 333-161093),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of September, 2011.

                                         /s/ Peter M. Carlson
                                         -------------------------------------
                                         Peter M. Carlson

                       Metropolitan Life Insurance Company

                                POWER OF ATTORNEY

                               Eric T. Steigerwalt
              Executive Vice President and Chief Financial Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Eric T. Steigerwalt, Executive Vice President and Chief Financial Officer of Metropolitan Life Insurance Company, a New York company, do hereby constitute and appoint Nicholas D. Latrenta, Paul G. Cellupica, Marie C. Swift, Myra L. Saul, John E. Connolly, Jr. and Michele H. Abate, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by Metropolitan Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     - Metropolitan Life Separate Account UL (Equity Advantage VUL and UL II File No. 033-47927, Equity Advantage VUL File No. 333-147508, Equity Options File No. 333-40161, Advantage Equity Options File No. 333-131664, MetFlex File No. 033-57320, Group VUL File No. 033-91226,
          MetLife UL II File No. 033-32813 and Variable Life File No. 333-_________),

     - Metropolitan Life Separate Account E (Preference Plus Account (APPA and BPPA), Enhanced Preference Plus Account (EPPA), Financial Freedom Account (FFA), Preference Plus Account for Enhanced Contracts (CPPA) and VestMet File No. 002-90380, MetLife Settlement Plus File No. 333-80547, MetLife Income Security Plan File No. 333-43970, Preference Plus Select File No. 333-52366, MetLife Asset Builder VA File 333-69320, MetLife Financial Freedom Select B, L and C Class and MetLife Financial Freedom Select e and e Bonus Class File No. 333-83716, Preference Plus Income Advantage File No. 333-122883, MetLife Personal IncomePlus File No. 333-122897, Preference Premier File No. 333-153109, Zenith Accumulator File No. 333-160722, MetLife Growth and Guaranteed Income File No. 333-162586, Preference Premier File No. 333- 176654, and Variable Annuity File No. 333-_________),

     -    New England Variable Annuity Fund I (File No. 333-11137),

     - New England Life Retirement Investment Account (Preference File No. 333-11133),

     - Separate Account No. 13 S (LCL2 Flexible Premium Variable Life File No. 333-110185),

     -    Security Equity Separate Account 26 (Variable Annuity File No.
          333-110183),

     -    Security Equity Separate Account 27 (Variable Annuity File No.
          333-110184),

     - Paragon Separate Account A (Group American Plus File No. 333-133699 and AFIS File No. 333-133674),

     - Paragon Separate Account B (DWS D, Met Flex GVUL D and Multi Manager D, and Multi Manager II File No. 333-133675, DWS C, Met Flex GVUL C and Multi Manager C, Morgan Stanley product, Putnam product, MFS product, Multi Manager III File No. 333-133671 and Variable Life File No. 333-______),

     - Paragon Separate Account C (Fidelity D File No. 333-133678 and Fidelity C File No. 333-133673),

     - Paragon Separate Account D (Joint Survivor VUL File No. 333-133698 and Individual Variable Life File No. 333-133672), and

     - Metropolitan Life Variable Annuity Separate Account II (Flexible Premium Deferred Variable Annuity File No. 333-138115, Flexible Premium Variable Annuity File No. 333-138113, Flexible Premium Deferred Variable Annuity (B) File No. 333-161094 and Flexible Premium Variable Annuity (B) File No. 333-161093),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of November, 2011.

                                         /s/ Eric T. Steigerwalt
                                         ---------------------------------------
                                         Eric T. Steigerwalt